                                 EXHIBIT 17.2

                                   OFFICERS

                VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.


NAME                              OFFICE                                      LOCATION
----                              ------                                      --------
Don  G. Powell                    Chairman & Chief Executive Officer          Houston, TX

William R. Molinari               President & Chief Operating                 Oakbrook Terrace, IL
                                  Officer

Ronald A. Nyberg                  Executive Vice President & General          Oakbrook Terrace, IL
                                  Counsel
William R. Rybak                  Executive Vice President & Chief            Oakbrook Terrace, IL
                                  Financial Officer
Paul R. Wolkenberg                Executive Vice President                    Houston, TX

Robert A. Broman                  Sr. Vice President                          Oakbrook Terrace, IL
Gary R. DeMoss                    Sr. Vice President                          Oakbrook Terrace, IL
Keith K. Furlong                  Sr. Vice President                          Oakbrook Terrace, IL
Douglas B. Gehrman                Sr. Vice President                          Houston, TX
Richard D. Humphrey               Sr. Vice President                          Houston, TX
Scott E. Martin                   Sr. Vice President, Deputy General          Oakbrook Terrace, IL
                                  Counsel & Secretary
Debra A. Nichols                  Sr. Vice President                          Houston, TX
Charles G. Millington             Sr. Vice President & Treasurer              Oakbrook Terrace, IL
Colette Saucedo                   Sr. Vice President                          Houston, TX
Robert S. West                    Sr. Vice President                          Oakbrook Terrace, IL
John H. Zimmermann, III           Sr. Vice President                          Oakbrook Terrace, IL

Timothy K. Brown                  1st Vice President                          Laguna Niguel, CA
James S. Fosdick                  1st Vice President                          Oakbrook Terrace, IL
Dominic C. Martellaro             1st Vice President                          San Francisco, CA
Mark R. McClure                   1st Vice President                          Oakbrook Terrace, IL
Mark T. McGannon                  1st Vice President                          Oakbrook Terrace, IL
James J. Ryan                     1st Vice President                          Oakbrook Terrace, IL
Michael L. Stallard               1st Vice President                          Oakbrook Terrace, IL

Laurence J. Althoff               Vice President & Controller                 Oakbrook Terrace, IL
James K. Ambrosio                 Vice President                              Massapequa, NY
Patricia A. Bettlach              Vice President                              St. Louis, MO
Carol S. Biegel                   Vice President                              Oakbrook Terrace, IL
James J. Boyne                    Vice President & Assistant Secretary        Oakbrook Terrace, IL
Linda Mae Brown                   Vice President                              Oakbrook Terrace, IL
William F. Burke, Jr.             Vice President                              Mendham, NJ
Loren Burket                      Vice President                              Plymouth, MN
Thomas M. Byron                   Vice President                              Oakbrook Terrace, IL
Glenn M. Cackovic                 Vice President                              Laguna Niguel, CA
Joseph N. Caggiano                Vice President                              New York, NY
Richard J. Charlino               Vice President                              Oakbrook Terrace, IL
Eleanor M. Cloud                  Vice President                              Oakbrook Terrace, IL
Dominick Cogliandro               Vice President & Asst. Treasurer            New York, NY
Michael Colston                   Vice President                              Louisville, KY
Suzanne Cummings                  Vice President                              Houston, TX
David B. Dibo                     Vice President                              Oakbrook Terrace, IL

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


Howard A. Doss                    Vice President                              Tampa, FL
Jonathan Eckhard                  Vice President                              Boulder, CO
Charles Edward Fisher             Vice President                              Oakbrook Terrace, IL
William J. Fow                    Vice President                              Redding, CT
Nicholas Joseph Foxhoven          Vice President                              Denver, CO
Charles Friday                    Vice President                              Gibsonia, PA
Nori L. Gabert                    Vice President, Assoc. General              Houston, TX
                                  Counsel & Asst. Secretary
Erich P. Gerth                    Vice President                              Dallas, TX
Daniel Hamilton                   Vice President                              Houston, TX
John A. Hanhauser                 Vice President                              Philadelphia, PA
Eric J. Hargens                   Vice President                              Orlando, FL
Susan J. Hill                     Vice President                              Oakbrook Terrace, IL
J. Christopher Jackson            Vice President, Assoc. General              Oakbrook Terrace, IL
                                  Counsel & Asst. Secretary
Lowell Jackson                    Vice President                              Norcross, GA
Dana R. Klein                     Vice President                              Oakbrook Terrace, IL
Ann Marie Klingenhagen            Vice President                              Oakbrook Terrace, IL
Frederick Kohly                   Vice President                              Miami, FL
David R. Kowalski                 Vice President & Director                   Oakbrook Terrace, IL
                                  of Compliance
S. William Lehew III              Vice President                              Charlotte, NC
Robert C. Lodge                   Vice President                              Philadelphia, PA
Walter Lynn                       Vice President                              Flower Mound, TX
Michele L. Manley                 Vice President                              Oakbrook Terrace, IL
Kevin S. Marsh                    Vice President                              Bellevue, WA
Carl Mayfield                     Vice President                              Lakewood, CO
Ruth L. McKeel                    Vice President                              Oakbrook Terrace, IL
John Mills                        Vice President                              Kenner, LA
Robert Muller, Jr.                Vice President                              Houston, TX
Ronald E. Pratt                   Vice President                              Marietta, GA
Craig S. Prichard                 Vice President                              Oakbrook Terrace, IL
Walter E. Rein                    Vice President                              Oakbrook Terrace, IL
Michael W. Rohr                   Vice President                              Oakbrook Terrace, IL
James B. Ross                     Vice President                              Oakbrook Terrace, IL
Heather R. Sabo                   Vice President                              Richmond, Va
Stephanie Scarlata                Vice President                              Lynbrook, NY
Lisa A. Schomer                   Vice President                              Oakbrook Terrace, IL
Ronald J. Schuster                Vice President                              Tampa, FL
Jeffrey C. Shirk                  Vice President                              Boston, MA
Kimberly M. Spangler              Vice President                              Atlanta, GA
Darren D. Stabler                 Vice President                              Phoenix, AZ
Christopher J. Staniforth         Vice President                              Leawood, KS
William C. Strafford              Vice President                              Granger, IN
James C. Taylor                   Vice President                              Oakbrook Terrace, IL
John F. Tierney                   Vice President                              Oakbrook Terrace, IL
Curtis L. Ulvestad                Vice President                              Red Wing, MN
Jeff Warland                      Vice President                              Oakbrook Terrace, IL
Sandra A. Waterworth              Vice President and Assistant                Oakbrook Terrace, IL
                                  Secretary
Steven T. West                    Vice President                              Wayne, PA
Weston B. Wetherell               Vice President, Assoc. General              Oakbrook Terrace, IL
                                  Counsel & Asst. Secretary
James R. Yount                    Vice President                              Seattle, WA
Richard P. Zgonina                Vice President                              Oakbrook Terrace, IL

Brian P. Arcara                   Asst. Vice President                        Philadelphia, PA
Christopher M. Bisaillon          Asst. Vice President                        Oakbrook Terrace, IL
Eric J. Bridges                   Asst. Vice President                        Oakbrook Terrace, IL
Billie J. Bronaugh                Asst. Vice President                        Houston, TX
Robert C. Brooks                  Asst. Vice President                        Manchester, MA
Richard B. Callaghan              Asst. Vice President                        Oakbrook Terrace, IL


Stephen M. Cutka                  Asst. Vice President                        Oakbrook Terrace, IL
Nicholas Dalmaso                  Asst. Vice President & Asst.                Oakbrook Terrace, IL
                                  Secretary
Gerald A. Davis                   Asst. Vice President                        Oakbrook Terrace, IL
Daniel R. DeJong                  Asst. Vice President                        Oakbrook Terrace, IL
Jerome M. Dybzinski               Asst. Vice President                        Oakbrook Terrace, IL
Melissa B. Epstein                Asst. Vice President                        Houston, TX
Huey P. Falgout, Jr.              Asst. Vice President & Asst. Secretary      Houston, TX
Rocco Fiordelisi III              Asst. Vice President                        St. Louis, MO
Robert D. Gorski                  Asst. Vice President                        Oakbrook Terrace, IL
Walter C. Gray                    Asst. Vice President                        Oakbrook Terrace, IL
Joseph Hays                       Asst. Vice President                        Philadelphia, PA
Hunter Knapp                      Asst. Vice President                        Laguna, CA
Natalie N. Hurdle                 Asst. Vice President                        New York, NY
Laurie L. Jones                   Asst. Vice President                        Houston, TX
Jeffrey Scott Kinney              Asst. Vice President                        Oakbrook Terrace, IL
Patricia D. Lathrop               Asst. Vice President                        Tampa, FL
Tony E. Leal                      Asst. Vice President                        Houston, TX
Linda S. MacAyeal                 Asst. Vice President                        Oakbrook Terrace, IL
Ann Therese McGrath               Asst. Vice President                        Oakbrook Terrace, IL
Peggy E. Moro                     Asst. Vice President                        Oakbrook Terrace, IL
David R. Niemi                    Asst. Vice President                        Oakbrook Terrace, IL
Daniel J. O'Keefe                 Asst. Vice President                        Oakbrook Terrace, IL
Allison Okun                      Asst. Vice President                        Oakbrook Terrace, IL
David B. Partain                  Asst. Vice President                        Oakbrook Terrace, IL
Christine K. Putong               Asst. Vice President & Asst. Secretary      Oakbrook Terrace, IL
Michael Quinn                     Asst. Vice President                        Oakbrook Terrace, IL
David P. Robbins                  Asst. Vice President                        Oakbrook Terrace, IL
Jeffrey S. Rourke                 Asst. Vice President                        Oakbrook Terrace, IL
Thomas J. Sauerborn               Asst. Vice President                        New York, NY
Bruce Saxon                       Asst. Vice President                        Oakbrook Terrace, IL
Andrew J. Scherer                 Asst. Vice President                        Oakbrook Terrace, IL
Jeffrey C. Shirk                  Asst. Vice President                        Philadelphia, PA
Traci T. Sorensen                 Asst. Vice President                        Oakbrook Terrace, IL
Gary Steele                       Asst. Vice President                        Philadelphia, PA
David H. Villarreal               Asst. Vice President                        Oakbrook Terrace, IL
Robert A. Watson                  Asst. Vice President                        Oakbrook Terrace, IL
Kathleen M. Wennerstrum           Asst. Vice President                        Oakbrook Terrace, IL
Barbara A. Withers                Asst. Vice President                        Oakbrook Terrace, IL
Melinda K. Yeager                 Asst. Vice President                        Houston, TX

David C. Goodwin                  Asst. Secretary                             Oakbrook Terrace, IL
Gina M. Scumaci                   Asst. Secretary                             Oakbrook Terrace, IL

Elizabeth M. Brown                Officer                                     Houston, TX
John Browning                     Officer                                     Oakbrook Terrace, IL
Leticia George                    Officer                                     Houston, TX
Gina Grippo                       Officer                                     Houston, TX
Sarah Kessler                     Officer                                     Oakbrook Terrace, IL
Francis McGarvey                  Officer                                     Houston, TX
William D. McLaughlin             Officer                                     Houston, TX
Becky Newman                      Officer                                     Houston, TX
Rosemary Pretty                   Officer                                     Houston, TX
Colette Saucedo                   Officer                                     Houston, TX
Frederick Shepherd                Officer                                     Houston, TX
Larry Vickrey                     Officer                                     Houston, TX
John Yovanovic                    Officer                                     Houston, TX

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




                                   DIRECTORS

                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.



NAME                                     OFFICE                        LOCATION
----                                     ------                        --------
Don G. Powell                            Chairman & CEO                2800 Post Oak Blvd.
                                                                       Houston, TX 77056

William R. Molinari                      President & COO               One Parkview Plaza
                                                                       Oakbrook Terrace, IL 60181

Ronald A. Nyberg                         Executive Vice President      One Parkview Plaza
                                         & General Counsel             Oakbrook Terrace, IL 60181

William R. Rybak                         Executive Vice President      One Parkview Plaza
                                         & CFO                         Oakbrook Terrace, IL 60181




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